Chase Mid-Cap Growth Fund

A series of Advisors Series Trust

May 22, 2006

Supplement to the Prospectus
dated January 28, 2006

Effective June 1, 2006 through January 28, 2007, the Chase Mid-Cap Growth Fund will discontinue the accrual of shareholder servicing fees. Chase Investment Counsel Corp., investment advisor and shareholder servicing agent has agreed to voluntarily waive its shareholder servicing fees paid by the Fund pursuant to its shareholder servicing plan. The Fund may elect to continue accruals at a later date.

The expense table below replaces the Chase Mid-Cap Growth Fund’s expense table on page 7 of the Prospectus:

Mid-Cap Fund Class A Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	5.75% (1)
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends and distributions	None
Redemption fees(2) (3)	2.00%
Exchange fees	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management fees	1.00%
Distribution (12b-1) fees	0.00%
Other expenses	1.09%
Service fees	0.25% (4)
Total annual fund operating expenses	2.34%
Fee waiver and/or expense reimbursement	-0.86% (5)
Net annual fund operating expenses	1.48%
__________________________________________________
(1) The front-end sales charge is being waived for purchases of Class A Shares until January 28, 2007.
(2) A $15 charge will apply to each wire redemption.
(3) The redemption fee applies only to those shares that you have held for less than 60 days. The fee is payable to each Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(4) The Mid-Cap Fund has a shareholder servicing plan for its Class A Shares. The Fund may pay authorized agents up to 0.25% of the average daily net assets attributable to its shareholders. Effective June 1, 2006 through January 28, 2007, the Mid-Cap Fund will discontinue the accrual of shareholder servicing fees.
(5) The Advisor has contractually agreed to waive or limit its fees and to assume other expenses until September 30, 2007 so that the ratio of total annual operating expenses for the Mid-Cap Fund’s Class A Shares is limited to 1.48%. The Advisor may be entitled to the reimbursement of fees waived or reimbursed by the Advisor to the Mid-Cap Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Mid-Cap Fund during any of the previous three (3) years from the date of reimbursement, less any reimbursement previously paid.

Please retain this Supplement with your Prospectus for future reference.